February 2, 2005




Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of the Stockholders of Synergx Systems Inc., a Delaware corporation ("Synergx" or the "Company") to be held at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York 10012, on March 10, 2005 at 11:00 a.m.

     At the meeting you will be asked to consider and vote upon (a) the election of seven (7) Directors to Synergx's Board of Directors; (b) the appointment of Marcum & Kliegman LLP as Synergx's Auditors for the fiscal year ending September 30, 2005; and (c) any other business that properly comes before the meeting or any adjournments or postponements thereof.

     Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.


                                           Sincerely yours,




                                           Joseph Vitale,
                                           President and Chief Operating Officer






                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on March 10, 2005


To the Stockholders of
  Synergx Systems Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of Synergx Systems Inc., a Delaware corporation ("Synergx" or the "Company") will be held at 11:00 a.m., local time, on March 10, 2005 at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York, for the following purposes:

     (1) To consider and vote upon the election of the Board of Directors consisting of seven (7) persons to serve until the next annual meeting of the stockholders;

     (2) To consider and vote upon a proposal to ratify the selection of Marcum & Kliegman LLP as Synergx's independent auditors for the fiscal year ending September 30, 2005;

     (3) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Although all stockholders are invited to attend the Annual Meeting, only stockholders of record at the close of business on January 31, 2005, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by stockholders during regular business hours at the Company's principal executive offices from January 31, 2005, through the Annual Meeting date and at the Annual Meeting.

                                        By Order of the Board of Directors




                                        John A. Poserina
                                        Secretary, Synergx Systems Inc.
February 2, 2005
Syosset, New York

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.



                                 PROXY STATEMENT
                              SYNERGX SYSTEMS INC.

                             SOLICITATION OF PROXIES

     The accompanying Proxy is solicited on behalf of the Board of Directors of Synergx Systems Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, March 10, 2005, at 11:00 a.m. Eastern Standard Time, or any adjournment thereof, at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York. The approximate date on which proxy materials are first being sent to stockholders is February 2, 2005.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without additional compensation, use their personal efforts to solicit proxies by telephone, telegraph, telecopier or in person. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company's management deem it necessary, the Company may also retain the services of a proxy solicitation firm to aid in the solicitation of proxies for which the Company will pay a fee not expected to exceed $5,000 plus reimbursement for out-of-pocket expenses.

         Vote Required

     The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting. The proposal to ratify the appointment of Marcum & Kliegman LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2005 will be approved if it receives the affirmative vote of the majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

Effect of an Abstention and Broker Non-Votes

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Consequently, abstentions will have no affect on the vote required to approve the nominees for director or the other proposals being considered at the Annual Meeting.

     If you hold shares of our common stock in your broker's name (sometimes called "street name" or "nominee name"), then you must provide voting instructions to your broker. If you do not provide instructions to your broker, your shares will not be voted on any matter on which your broker does not have discretionary authority to vote for you. A vote that is not cast for this reason is called a "broker non-vote." We will treat broker non-votes as shares present for the purpose of determining whether a quorum is present at the meeting, but we will not consider them present for purposes of calculating the vote on a particular matter, nor will we count them as a vote FOR or AGAINST a matter or as an ABSTENTION on the matter.

     Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy in the envelope provided. Shares of Common Stock par value $.001 per share ("Common Stock") represented by the accompanying proxy will be voted if the proxy is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. The Company's principal executive offices are located at 209 Lafayette Drive, Syosset, New York 11791.

     Proxies may be revoked at any time prior to the voting thereof by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation by request in person at the Annual Meeting, but if not so revoked, the shares represented by such proxy will be voted in accordance with the authority conferred by such proxy. Where specific choices are not indicated on the proxy, proxies will be voted in accordance with the recommendations of the Board of Directors.

                                  ANNUAL REPORT

     The Annual Report to Stockholders covering operations of the Company for the fiscal year ended September 30, 2004, including financial statements, is enclosed herewith and is incorporated herein by reference. FORM 10-KSB, THE ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY, SYNERGX SYSTEMS INC., 209 LAFAYETTE DRIVE, SYOSSET, NEW YORK 11791.

                  OUTSTANDING VOTING SECURITIES AND RECORD DATE

     Only stockholders of record at the close of business on January 31, 2005 will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote. Common Stock is the only class of capital stock which has been issued by the Company. As of the close of business on January 10, 2005, there were 5,140,196 outstanding shares of Common Stock entitled to be voted at the meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth as of January 10, 2005, the Company's best knowledge of the amount of Common Stock beneficially owned and the percentage of Common Stock so owned with respect to: (a) the persons or groups known to the Company to be the beneficial owner of more than five percent of the Common Stock of the Company; (b) certain executive officers of the Company; (c) each director of the Company; and (d) all executive officers and directors of the Company as a group.



                                     Number of Shares     Percent of Shares
                                     --------------------------------------
Genterra Inc.(1)                          1,574,290              30.63%
Daniel S. Tamkin (2)                        255,468               4.38%
Joseph Vitale (3, 4)                         34,250                nil
Henry Schnurbach                             10,334                nil
John A. Poserina (3, 5)                      32,334                nil
Dennis P. McConnell (6)                           0                nil
Mark Litwin (8)                           1,624,290              31.60%
J. Ian Dalrymple (9)                              0                nil
All Executive Officers and
Directors as a Group (7 Persons)          1,935,012              37.32%
- ----------------------

(1)  Address is 106 Avenue Road, Toronto, Ontario.
(2) Includes 11,668 shares of Common Stock issuable upon exercise of options granted by the Company. Address is 96 Spring Street, New York, NY.
(3)  Address is 209 Lafayette Drive, Syosset, NY 11791.
(4) Includes 24,252 shares of common stock issuable upon exercise of options granted by the Company.
(5) Includes 9,334 shares of Common Stock issuable upon exercise of options granted by the Company.
(6)  Address is 96 Spring Street, New York, NY.
(7)  Reserved
(8) By virtue of his position as an officer and/or director of such entities, Mr. Litwin may be considered the beneficial owner of shares owned by Genterra Inc. Mr. Litwin expressly disclaims such beneficial ownership. Address is 106 Avenue Road, Toronto, Ontario.
(9)  Address is 1200 Sheppard Avenue East, Willowdale, Ontario.



                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Seven (7) directors will be elected to hold office duly until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

                                    NOMINEES

The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

                                                             DATE
                                                             SERVICE
    NAME            AGE             OFFICE                  COMMENCED

Daniel S. Tamkin     45             Chairman, Chief         October 1990
                                    Executive Officer,
                                    General Counsel,
                                    Director, and
                                    Audit Committee

Joseph Vitale        58             President, Chief        May 1994
                                    Operating Officer
                                    and Director

John A. Poserina     64             Treasurer, Vice         January 1997
                                    President, Chief
                                    Financial Officer,
                                    Secretary and
                                    Director

Dennis P. McConnell  51             Director and            January 1997
                                    Audit Committee

Henry Schnurbach     53             Director and            October 1988
                                    Audit Committee

J. Ian Dalrymple     53             Director                May 2002

Mark I. Litwin       42             Director                May 2002


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Information Concerning Current Directors and Nominees for Director

     Mr. Tamkin has a J.D. degree from New York University School of Law and an A.B. degree from Columbia University. Mr. Tamkin has been Chief Executive Officer since March 15, 1996, prior to which Mr. Tamkin was Vice President and General Counsel of the Company from October 1990. Also since October 1990, Mr. Tamkin has been Executive Vice President of Forum Financial Corporation, a Toronto based merchant banking organization. Since November 1998, Mr. Tamkin has been a Director, President and Chief Operating Officer of Camtx Corporation, a manufacturer of textile products. Mr. Tamkin is presently Counsel to Dolgenos Newman & Cronin LLP, counsel to the Company. Mr. Tamkin devotes a portion of his time working on behalf of these other entities.

     Mr. Vitale has been President of the Company since March 15, 1996. Mr. Vitale has been active in the fire/communications industry with Casey Systems Inc. since 1982. Mr. Vitale has been President of Casey since 1993 and has held the positions of Director of Engineering, Vice President - Engineering and Executive Vice President. Mr. Vitale holds a Bachelor of Science degree in Engineering from C.W. Post College and a Master of Science degree in Electrical Engineering from New York University.

     Mr. Poserina joined the Company as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined the Company, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, which was a NYSE listed company registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. Poserina holds a Bachelor of Science degree in accounting from the University of Rhode Island and is a Certified Public Accountant.

     Mr. McConnell is a partner in the firm of Dolgenos Newman & Cronin LLP, counsel to the Company. Prior to being associated with Dolgenos Newman & Cronin LLP, he was associated with Varet & Fink P.C. from 1989 to March 1993. Mr. McConnell holds a J.D. degree from New York Law School.

     Mr. Schnurbach has a Bachelor of Commerce degree from Sir George Williams University and is a Certified Management Accountant in Ontario. Since October 1991, Mr. Schnurbach has been Chief Executive Officer of Cantar/Polyair Corporation ("CPC"). Since February 1996, Mr. Schnurbach has also served as President and director of Polyair Inter Pack Inc., an Ontario corporation registered under the Exchange Act and traded on the Toronto and American Stock Exchanges.

     Mr. Dalrymple has a Bachelor of Commerce degree and a Masters of Arts in Economics from the University of Toronto. Since 1990, Mr. Dalrymple has been a director of Nigel Stephens Counsel Inc., an Ontario corporation, which provides investment and portfolio management services; NSC Holdings Inc., an Ontario corporation which provides investment research and client administrative services; and Fordal Holdings Inc., an Ontario corporation which provides trading, settlement and related services to portfolio management firms. Mr. Dalrymple is also a director of Cornerstone 52 Foundation, a charitable foundation with focus on children's charities. In addition, Mr. Dalrymple has been, since 1993, a director of Nafund Inc., an Ontario investment corporation and, since 1996, a director of Nafund Administrators Inc., an Ontario corporation originating merchant banking investments and advisory services.

     Mr. Litwin has a Bachelor of Arts and a Masters in Business Administration from York University in Toronto, Canada. Since 1990, Mr. Litwin has been the President, Chief Executive Officer and a director of Genterra Inc. an Ontario corporation which is registered under the Exchange Act. Genterra is the largest stockholder of Synergx.

     There are no family relationships between any Director or Executive Officer of Synergx and any other Director or Executive Officer of Synergx.

     Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board.

     There were seven meetings of the Board of Directors of the Company during the fiscal year ended September 30, 2004 (some actions were taken by unanimous consent). All directors attended 75% or more meetings of the Board of Directors.

     During the fiscal year ended September 30, 2004, non-employee directors were compensated at a rate of $2,000 annually plus $100 for each meeting attended.



         Nominating Committee

     We have not established a Nominating Committee nor have we adopted a charter for the nominating process. Currently, the entire board performs the functions of a nominating committee, including identifying individuals qualified to become board members, recommending nominees to fill vacancies in the membership of the board as they occur and, prior to each annual meeting of stockholders, recommending director nominees for election at such meeting, and making recommendations concerning the size and composition of the board. Board candidates are considered based upon various criteria, such as skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, and any other factors appropriate in the context of an assessment of the needs of the board at that time. In addition, the board will consider whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The board has the sole authority to retain, compensate and terminate any search firm or firms to be used in connection with the identification, assessment, and/or engagement of directors and director candidates. No such firm has been retained by the Company in the past.

     The board will consider  proposed  nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration. The Company has not adopted a formal process because it believes that the informal consideration process has served the board's and the stockholders' needs. The board intends to review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a proposed name for board consideration, the name of that nominee and related personal information should be forwarded to the board, in care of the corporate Secretary, at least six months before the next annual meeting to assure time for meaningful consideration by the board.

Stockholder Communication with Board Members

     Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which stockholder communications which are received by the Secretary for the board's attention are forwarded to the board, has served the board's and the stockholders' needs. In view of recently adopted Securities and Exchange Commission disclosure requirements relating to this issue, the board may consider development of more specific procedures. Until any other procedures are developed and posted on the Company's corporate website, any communications to the board of directors should be sent to it in care of the Secretary.

AUDIT COMMITTEE

     The Corporation has a standing audit committee, with a written charter which is attached as Appendix A , within the Board of Directors which currently consists of Messrs. Daniel S. Tamkin, Dennis P. McConnell and Henry Schnurbach.

     The Board of Directors has determined that, for the fiscal year ended September 30, 2004, each of Messrs. McConnell and Schnurbach is an "independent director," as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.



                          Report of the Audit Committee

     The following "Report of the Audit Committee" shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 (Securities Act), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accountants their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

AUDIT COMMITTEE

Daniel S. Tamkin, Chairman
Henry Schnurbach
Dennis P. McConnell




                                   MANAGEMENT

     The following table sets forth certain information with respect to the Executive Officers of the Company:

                                                                  DATE SERVICE
   NAME                      AGE             OFFICE                 COMMENCED

Daniel S. Tamkin              45          Chairman, Chief         October 1990
                                          Executive Officer,
                                          General Counsel,
                                          Director, and
                                          Audit Committee

Joseph Vitale                 58          President, Chief        May 1994
                                          Operating Officer
                                          and Director

John A. Poserina              64          Treasurer, Vice         January 1997
                                          President, Chief
                                          Financial Officer,
                                          Secretary and
                                          Director

     Mr.  Tamkin's  biographical  information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.Vitale's   biographical   information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Poserina's  biographical  information is included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation paid or accrued by the Company for services rendered to it for each of the three fiscal years ended September 30, 2004, as to Daniel S. Tamkin, the Company's present Chief Executive Officer, Joseph Vitale, the Company's President and Chief Operating Officer, and John A. Poserina, the Company's Chief Financial Officer and Secretary; none of the Company's other Executive Officers had aggregate remuneration in excess of $100,000.

                                                      SUMMARY COMPENSATION TABLE

                                                                      LONG
                       ANNUAL COMPENSATION                       TERM COMPENSATION
                                                                               All Other
Year                Salary ($)       Bonus($)     Other($)      Option/SAR    Compensation
-----------------------------------------------------------------------------------------
Daniel S. Tamkin
2004               $111,000         $20,000       $2,000            -             -
2003                102,000          25,000        2,000            -             -
2002                 97,000                        2,000            -             -


Joseph Vitale
2004               $156,000         $20,000       $9,000            -             -
2003                147,000          25,000        7,000            -             -
2002                140,000                        6,000            -             -


John A. Poserina
2004               $168,000         $20,000       $9,000            -             -
2003                158,000          25,000        6,000            -             -
2002                151,000                        5,600            -             -


     The following table details, as of September 30, 2004, the number and value of option exercises and value of unexercised in-the-money options held by Daniel
S. Tamkin, Joseph Vitale and John A. Poserina:

                      Number of          Value           Number of Securities             Value of Unexercised
                    Shares Acquired      Realized     Underlying Unexercised Options      In-The-Money Options(1)
                     On Exercise                        Exercisable/Unexercisable       Exercisable/Unexercisable
                     --------           ---------       ----------   ------------       ----------- -------------
Daniel S. Tamkin      10,000            $25,575           11,668          --              $36,337     $   --
Joseph Vitale         10,000            $28,000           24,252          --               75,549         --
John A. Poserina      10,000            $28,375            7,334          --               29,169         --
- - - ------

(1) Net value, calculated as the difference between the exercise price and the market price reported for September 30, 2004 ($2.83-bid, $3.09-ask ).

     In December 1995, the Board of Directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision at the discretion of the Board of Directors. In the years ending September 30, 2004 and 2003, the Board of Directors approved a payment totaling $43,000 and $29,000, respectivley, for participants of the non-union 401(k) plan.

     The Company currently has issued and outstanding options to purchase 72,246 shares of its Common Stock, at various exercise prices ranging between $0.50 and $0.56 per share, to certain of its officers, Directors and employees. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers and persons who own more than 10% of a registered class of the Company's equity securities to file within certain specified time periods reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file. Based solely on a review of copies of reports filed with the SEC since October 1, 2003, and written representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during the Company's fiscal year 2004 with the exception of the following: (i) On January 15, 2004, Investors Money Management Corporation filed a late Form 4 detailing five transactions selling an aggregate of 225,000 shares of common stock; and (ii) on May 12, 2004, Dennis P. McConnell filed a late Form 4 detailing two exercises of Company issued stock purchase options aggregating 8,334 shares of common stock.

Code of Business Conduct and Ethics

     On January 24, 2005, the Company adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees in the performance of their responsibilities with respect to the Company's business. The Company's Code of Business Conduct and Ethics is available on the Company's website at www.synergxsystems.com under the Corporate Governance section, and are available in print to any shareholder upon written request to the Secretary of the Company.


Certain Relationships and Related Transactions

     In 1985, Casey Systems Inc, a wholly owned subsidiary of the Company, entered into a royalty agreement with Joseph Vitale, prior to his becoming the President and Chief Operating Officer of the Company. The agreement pays Mr. Vitale a royalty on certain systems marketed and serviced by Casey. In fiscal year ended September 30, 2004, Casey paid $75,852 pursuant to the terms of the agreement.

     Management believes the foregoing transaction was entered into on terms at least as favorable as could be obtained from unrelated parties negotiating at arms-length. The following table summarizes fees for professional services rendered by the principal accountant for the most recent fiscal years:

                Audit Fees               2003         2004

                Audit-Related Fees      $53,500     $53,163
                Tax Fees                $22,000     $23,030
                All Other Fees          $12,865     $ 2,268



                                PROPOSAL NUMBER 2
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of Synergx selected Marcum & Kliegman LLP as auditors for the fiscal year ending September 30, 2005, subject to stockholder approval by ratification. Marcum & Kliegman LLP has been since September 2000, the independent auditors for Synergx. A representative of Marcum & Kliegman LLP is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Synergx may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Synergx and its stockholders. No such change is anticipated.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MARCUM & KLIEGMAN LLP FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.

                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The Board of Directors of Synergx knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.

                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2005 Annual Meeting of Synergx Stockholders must be received by the close of business on September 30, 2005 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals received after that date will be considered untimely. Proposals should be addressed to: Corporate Secretary, Synergx Systems Inc., 209 Lafayette Drive, Syosset, NY 11791.

APPENDIX A


                              SYNERGX SYSTEMS INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


I.       PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing controls.

o Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, the majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     A director will not be considered "independent" if, among other things, he or she has:

o been employed by the corporation or its affiliates in the current or past three years;
o accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);
o an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;
o been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
o been employed as an executive of another entity where any of the company's executive serve on that entity's compensation committee.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III.     MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Chief Financial Officer and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4 below.

IV.      RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review


1. Review and update this Charter periodically, at least annually, as conditions dictate

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the Chief Financial Officer and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

8. In consultation with the independent accountants and the Chief Financial Officer, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.


Process Improvement

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the Chief Financial Officer regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the Chief Financial Officer any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants, the Chief Financial Officer and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Legal Compliance

15. Ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16. Review activities, organizational structure, and qualifications of the finance department.

17. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

18. Review, with the organization's counsel, any legal and regulatory matters that could have a significant impact on the organization's financial statements.

19.  Perform  any  other   activities   consistent   with  this   Charter,   the
     Corporation's By-laws and governing law as the Committee or the Board deems necessary or appropriate.


Reviewed and Accepted:

Daniel S. Tamkin, Chairman Audit Committee
Dennis McConnell, Member Audit Committee
Henry Schnurbach, Member Audit Committee

SHARES                            SYNERGX SYSTEMS INC.                 PROXY NO.
                  209 Lafayette Drive, Syosset, New York 11791

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Daniel S. Tamkin and Dennis P. McConnell as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Synergx Systems Inc. ("Synergx") held of record by the undersigned on January 31, 2005 at the annual meeting of stockholders of Synergx to be held on March 10, 2005 or any adjournments thereof. The undersigned hereby revokes any proxies heretofore given to vote said shares.

     The undersigned hereby acknowledges receipt of Synergx's Annual Report for 2004 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement dated February 2, 2005.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, and 2.

                    Please sign exactly as your name appears to the left hereof. When signing as corporate officer, partner, attorney, administrator, trustee or guardian, please give your full title as such.

                                            Dated                        , 2005

                                            Authorized Signature

                                            Title
         Please mark boxes on reverse hereof in blue or black ink. Please date, sign and return this Proxy Card promptly using the enclosed envelope.
- ------------------------------------------------------------------------------


1. Election of Directors.   For all nominees o         Withhold Authority  o
                            listed below (except as    to vote for all nominees
                            marked to the contrary     listed below
                            below)

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

   Daniel S. Tamkin      Dennis P. McConnell    Henry Schnurbach   Joseph Vitale

   John A. Poserina      Mark I. Litwin         J. Ian Dalrymple

2. To ratify the appointment of Marcum & Kliegman LLP as independent public accountants for Synergx for the fiscal year ending September 30, 2005.

         For                 Against             Abstain